UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       August 24, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.           Other Events

     On August 24, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports August Comparable Sales." The release contained the following information.

                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Vice President of Investor Relations
         (913) 967-4109

            Applebee's International Reports August Comparable Sales

Overland  Park,  Kan.,  August  24,  2004  --  Applebee's  International,   Inc.
(Nasdaq:APPB) today reported comparable sales for the four-week period ended August 22, 2004.

System-wide comparable sales increased 1.6 percent for the August period, and comparable sales for franchise restaurants increased 2.2 percent. Comparable sales for company restaurants decreased 0.1 percent, reflecting a decrease in guest traffic of approximately 1.5 percent, offset by a higher average check.

The company noted that its Fresh Garden Classics promotion featuring four salads, which concluded on August 15th, had lower price points than either the prior year or recent promotions. August 2004 comparable sales were also negatively impacted by the Olympics and one less week of advertising in comparison to the prior year. In addition, Hurricane Charley negatively impacted franchise comparable sales by approximately 0.3 percent. August 2003 comparable sales were negatively impacted by approximately 0.5 percent in both company and franchise markets due to a blackout in several states last year.

System-wide comparable sales for the quarter-to-date period through August have increased 3.5 percent, with company and franchise restaurant comparable sales up
1.9 percent and 4.1 percent, respectively. The company expects the Olympics to continue to have a negative impact on sales for the first week of its September period.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of August 22, 2004, there were 1,629 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    August 24, 2004                   By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer